Report of
Independent
Registered
Public
Accounting
Firm

To the Board of
Trustees and
Shareowners of
Pioneer Bond
Fund

In planning and
performing our
audit of the
financial
statements of
Pioneer Bond
Fund as of and
for the year
ended June 30,
2006, in
accordance with
the standards of
the Public
Company
Accounting
Oversight Board
(United States),
we considered
its internal
control over
financial
reporting,
including
control activities
for safeguarding
securities, as a
basis for
designing our
auditing
procedures for
the purpose of
expressing our
opinion on the
financial
statements and
to comply with
the requirements
of Form N-
SAR, but not for
the purpose of
expressing an
opinion on the
effectiveness of
Pioneer Bond
Fund's internal
control over
financial
reporting.
Accordingly, we
express no such
opinion.

The
management of
Pioneer Bond
Fund is
responsible for
establishing and
maintaining
effective
internal control
over financial
reporting. In
fulfilling this
responsibility,
estimates and
judgments by
management are
required to
assess the
expected
benefits and
related costs of
controls. A
company's
internal control
over financial
reporting is a
process
designed to
provide
reasonable
assurance
regarding the
reliability of
financial
reporting and
the preparation
of financial
statements for
external
purposes in
accordance with
generally
accepted
accounting
principles. Such
internal control
includes policies
and procedures
that provide
reasonable
assurance
regarding
prevention or
timely detection
of unauthorized
acquisition, use
or disposition of
a company's
assets that could
have a material
effect on the
financial
statements.

Because of its
inherent
limitations,
internal control
over financial
reporting may
not prevent or
detect
misstatements.
Also,
projections of
any evaluation
of effectiveness
to future periods
are subject to
the risk that
controls may
become
inadequate
because of
changes in
conditions, or
that the degree
of compliance
with the policies
or procedures
may deteriorate.

A control
deficiency exists
when the design
or operation of a
control does not
allow
management or
employees, in
the normal
course of
performing their
assigned
functions, to
prevent or detect
misstatements
on a timely
basis. A
significant
deficiency is a
control
deficiency, or
combination of
control
deficiencies,
that adversely
affects the
company's
ability to
initiate,
authorize,
record, process
or report
external
financial data
reliably in
accordance with
generally
accepted
accounting
principles such
that there is
more than a
remote
likelihood that a
misstatement of
the company's
annual or
interim financial
statements that
is more than
inconsequential
will not be
prevented or
detected. A
material
weakness is a
significant
deficiency, or
combination of
significant
deficiencies,
that results in
more than a
remote
likelihood that a
material
misstatement of
the annual or
interim financial
statements will
not be prevented
or detected.

Our
consideration of
Pioneer Bond
Fund's internal
control over
financial
reporting was
for the limited
purpose
described in the
first paragraph
and would not
necessarily
disclose all
deficiencies in
internal control
that might be
significant
deficiencies or
material
weaknesses
under standards
established by
the Public
Company
Accounting
Oversight Board
(United States).
However, we
noted no
deficiencies in
Pioneer Bond
Fund's internal
control over
financial
reporting and its
operation,
including
controls for
safeguarding
securities, that
we consider to
be a material
weakness as
defined above as
of June 30,
2006.

This report is
intended solely
for the
information and
use of
management
and the Board of
Trustees of
Pioneer Bond
Fund and the
Securities and
Exchange
Commission
and is not
intended to be
and should not
be used by
anyone other
than these
specified
parties.







Boston,
Massachusetts
August 11, 2006







Report of
Independent
Registered
Public
Accounting
Firm

To the Board of
Trustees and
Shareowners of
Pioneer Cullen
Value Fund

In planning and
performing our
audit of the
financial
statements of
Pioneer Cullen
Value Fund as
of and for the
year ended June
30, 2006, in
accordance with
the standards of
the Public
Company
Accounting
Oversight Board
(United States),
we considered
its internal
control over
financial
reporting,
including
control activities
for safeguarding
securities, as a
basis for
designing our
auditing
procedures for
the purpose of
expressing our
opinion on the
financial
statements and
to comply with
the requirements
of Form N-
SAR, but not for
the purpose of
expressing an
opinion on the
effectiveness of
Pioneer Cullen
Value Fund's
internal control
over financial
reporting.
Accordingly, we
express no such
opinion.

The
management of
Pioneer Cullen
Value Fund is
responsible for
establishing and
maintaining
effective
internal control
over financial
reporting. In
fulfilling this
responsibility,
estimates and
judgments by
management are
required to
assess the
expected
benefits and
related costs of
controls. A
company's
internal control
over financial
reporting is a
process
designed to
provide
reasonable
assurance
regarding the
reliability of
financial
reporting and
the preparation
of financial
statements for
external
purposes in
accordance with
generally
accepted
accounting
principles. Such
internal control
includes policies
and procedures
that provide
reasonable
assurance
regarding
prevention or
timely detection
of unauthorized
acquisition, use
or disposition of
a company's
assets that could
have a material
effect on the
financial
statements.

Because of its
inherent
limitations,
internal control
over financial
reporting may
not prevent or
detect
misstatements.
Also,
projections of
any evaluation
of effectiveness
to future periods
are subject to
the risk that
controls may
become
inadequate
because of
changes in
conditions, or
that the degree
of compliance
with the policies
or procedures
may deteriorate.

A control
deficiency exists
when the design
or operation of a
control does not
allow
management or
employees, in
the normal
course of
performing their
assigned
functions, to
prevent or detect
misstatements
on a timely
basis. A
significant
deficiency is a
control
deficiency, or
combination of
control
deficiencies,
that adversely
affects the
company's
ability to
initiate,
authorize,
record, process
or report
external
financial data
reliably in
accordance with
generally
accepted
accounting
principles such
that there is
more than a
remote
likelihood that a
misstatement of
the company's
annual or
interim financial
statements that
is more than
inconsequential
will not be
prevented or
detected. A
material
weakness is a
significant
deficiency, or
combination of
significant
deficiencies,
that results in
more than a
remote
likelihood that a
material
misstatement of
the annual or
interim financial
statements will
not be prevented
or detected.

Our
consideration of
Pioneer Cullen
Value Fund's
internal control
over financial
reporting was
for the limited
purpose
described in the
first paragraph
and would not
necessarily
disclose all
deficiencies in
internal control
that might be
significant
deficiencies or
material
weaknesses
under standards
established by
the Public
Company
Accounting
Oversight Board
(United States).
However, we
noted no
deficiencies in
Pioneer Cullen
Value Fund's
internal control
over financial
reporting and its
operation,
including
controls for
safeguarding
securities, that
we consider to
be a material
weakness as
defined above as
of June 30,
2006.

This report is
intended solely
for the
information and
use of
management
and the Board of
Trustees of
Pioneer Cullen
Value Fund and
the Securities
and Exchange
Commission
and is not
intended to be
and should not
be used by
anyone other
than these
specified
parties.







Boston,
Massachusetts
August 11, 2006